SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                              the ("Exchange Act")

       Date of Report (date of earliest event reported): January 12, 2004


                                 Ceristar, Inc.
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                                      87-0642448
     (State or Other Jurisdiction                    (I.R.S. Employer
          of incorporation)                        Identification Number)


                          50 West Broadway, Suite 1100
                           Salt Lake City, Utah 84101
               (Address of Principal Executive Offices) (Zip Code)


                                 (801) 350-2017
              (Registrant's Telephone Number, Including Area Code)




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ITEM 6:  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         On January 12, 2004, David L. Bailey resigned as the Chairman of the Board and member of our Board of Directors for personal reasons and there was no disagreement between the parties.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

99.1   Letter of Resignation from David L. Bailey dated January 12, 2004.



SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERISTAR, INC.

/s/ Fred Weismiller
-------------------
Fred Weismiller
Chief Executive Officer

Dated: January 13, 2004